UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2010

Kansas City Southern

(Exact name of registrant as specified in its charter)

Delaware	001-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 West 12th Street,

Kansas City, Missouri 64105

(Address of principal executive office) (Zip Code)

816-983-1303

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 30, 2010, Kansas City Southern de México, S.A. de C.V. (“KCSM”), a wholly-owned subsidiary of Kansas City Southern (the “Company”), entered into a new credit agreement with the various financial institutions and other persons from time to time parties thereto (the “Lenders”), The Bank of Nova Scotia, as administrative agent for the Lenders, Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, as collateral agent and Scotia Capital and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners (the “Credit Agreement”).

The Credit Agreement provides KCSM with a three-year USD $100,000,000 revolving credit facility consisting of (i) a revolving facility in an amount up to $100,000,000 (the “Revolving Facility”), (ii) a letter of credit facility in an amount up to $10,000,000 which constitutes usage under the Revolving Facility, and (iii) a swing line facility in an amount up to $10,000,000 (the “Swing Line Facility”) which constitutes usage under the Revolving Facility.

The outstanding principal balance of loans under the Revolving Facility bear interest at floating rates. At KCSM’s option, the loans will bear interest at either (i) the greater of (a) The Bank of Nova Scotia’s base rate, (b) federal funds rate plus 0.50% or (c) one-month LIBO rate plus 1.00% (the “Base Rate”) plus a margin of 2.00% to 3.50% (depending on the leverage ratio) or (ii) LIBO rate plus a margin of 3.00% to 4.50% (depending on the leverage ratio). The outstanding principal balance of loans under the Swing Line Facility will bear interest at the Base Rate plus a margin of 2.00% to 3.50% (depending on the leverage ratio).

The Credit Agreement is secured by the accounts receivable and certain locomotives of KCSM and certain of its subsidiaries. In addition, KCSM and certain of its subsidiaries agreed to subordinate payment of intercompany debt, certain KCSM subsidiaries guaranteed repayment of the amounts due under the Credit Agreement and the equity interests of Arrendadora KCSM, S. de R.L. de C.V., Highstar Harbor Holdings México, S. de R.L. de C.V., MTC Puerta México, S. de R.L. de C.V. and Vamos a México, S.A. de C.V. were pledged to secure the Credit Agreement.

KCSM and certain of its subsidiaries gave certain representations and warranties that are customary for credit agreements of this type. The Credit Agreement also contains affirmative and negative covenants that are customary for credit agreements of this type, including financial covenants related to a leverage ratio and an interest coverage ratio as defined in the Credit Agreement.

Events of default under the Credit Agreement are customary for transactions of this type and include, without limitation, non-payment of obligations; breach of any representation or warranty; non-performance of covenants and obligations; default on other indebtedness; certain judgments rendered; restrictions or requirements limiting the availability or the transfer of foreign exchange; a change in control shall occur; bankruptcy or insolvency of KCSM and certain subsidiaries and obligors; an impairment of security; the failure of subordination; certain actions by a governmental authority; failure to obtain consents; and termination of the concession title.

A copy of the Credit Agreement, the Subsidiary Guaranty, Pledge Without Transfer of Possession Agreement (English translation of document executed in Spanish), Stock Pledge Agreement, Partnership Interest Pledge Agreement with respect to the equity interest of Arrendadora KCSM, S. de R.L. de C.V., Partnership Interest Pledge Agreement with respect to the equity interest of Highstar Harbor Holdings México, S. de R.L. de C.V., Partnership Interest Pledge Agreement with respect to the equity interest of MTC Puerta México, S. de R.L. de C.V., and Intercompany Subordination Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively. The foregoing is a summary of the terms of these agreements and does not purport to be a complete discussion of them. The Credit Agreement, Subsidiary Guaranty, Pledge Without Transfer of Possession Agreement (English translation), Stock Pledge Agreement, Partnership Interest Pledge Agreement with respect to the equity interest of Arrendadora KCSM, S. de R.L. de C.V. (English translation), Partnership Interest Pledge Agreement with respect to the equity interest of Highstar Harbor Holdings México, S. de R.L. de C.V. (English translation), Partnership Interest Pledge Agreement with respect to the equity interest of MTC Puerta México, S. de R.L. de C.V. (English translation) and Intercompany Subordination Agreement are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 hereof is incorporated by reference in this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On August 31, 2010, KCS issued a press release announcing the entry into the Credit Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.

Number	Description

10.1	Credit Agreement, dated August 30, 2010, by and between Kansas City Southern de México, S.A. de C.V., the lenders defined therein and The Bank of Nova Scotia, as administrative agent for the Lenders, Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, as collateral agent and Scotia Capital and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners.

10.2	Subsidiary Guaranty, dated as of August 30, 2010, by each subsidiary of Kansas City Southern de México, S.A. de C.V. from time to time party thereto, in favor of The Bank of Nova Scotia, in its capacity as the administrative agent and each of secured parties defined therein.

10.3	Pledge Without Transfer of Possession Agreement, dated August 30, 2010, entered into by and among Kansas City Southern de México, S.A. de C.V., Arrendadora KCSM, S. de R.L. de C.V., Highstar Harbor Holdings Mexico, S. de R.L. de C.V., MTC Puerta Mexico, S. de R.L. de C.V., and Vamos a México, S.A. de C.V., and Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, as collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as pledgee. (English translation of document executed in Spanish)

10.4	Stock Pledge Agreement, dated August 30, 2010, entered into by and among MTC Puerta México, S. de R.L. de C.V and Highstar Harbor Holdings México, S. de R.L. de C.V., as pledgors, Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as pledgee, and Vamos a México, S.A. de C.V. (English translation of document executed in Spanish)

10.5	Partnership Interest Pledge Agreement, dated August 30, 2010, entered into by and among Kansas City Southern de México, S.A. de C.V. and KCSM Holdings, LLC, as pledgors, Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as pledgee and Arrendadora KCSM, S. de R.L. de C.V. (English translation of document executed in Spanish)

10.6	Partnership Interest Pledge Agreement, dated August 30, 2010, entered into by and among Kansas City Southern de México, S. A. de C.V. and Nafta Rail, S.A. de C.V., as pledgors, Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as pledgee and Highstar Harbor Holdings México, S. de R.L. de C.V. (English translation of document executed in Spanish)

10.7	Partnership Interest Pledge Agreement, dated August 30, 2010 entered into by and among Highstar Harbor Holdings México, S. de R.L. de C.V. and Nafta Rail, S.A. de C.V., as pledgors, Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as pledgee and MTC Puerta México, S. de R.L. de C.V. (English translation of document executed in Spanish)

10.8	Intercompany Subordination Agreement, dated as of August 30, 2010, by and between Kansas City Southern de México, S.A. de C.V., and each of the persons defined therein, in favor of The Bank of Nova Scotia, as administrative agent for each of the secured parties defined therein.

99.1	Press Release dated August 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By:	/S/ BRIAN P. BANKS
Name:	Brian P. Banks
Title:	Associate General Counsel & Corporate Secretary

Date: September 3, 2010

INDEX TO EXHIBITS

Number	Description

10.1	Credit Agreement, dated August 30, 2010, by and between Kansas City Southern de México, S.A. de C.V., the lenders defined therein and The Bank of Nova Scotia, as administrative agent for the Lenders, Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, as collateral agent and Scotia Capital and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners.

10.2	Subsidiary Guaranty, dated as of August 30, 2010, by each subsidiary of Kansas City Southern de México, S.A. de C.V. from time to time party thereto, in favor of The Bank of Nova Scotia, in its capacity as the administrative agent and each of secured parties defined therein.

10.3	Pledge Without Transfer of Possession Agreement, dated August 30, 2010, entered into by and among Kansas City Southern de México, S.A. de C.V., Arrendadora KCSM, S. de R.L. de C.V., Highstar Harbor Holdings Mexico, S. de R.L. de C.V., MTC Puerta Mexico, S. de R.L. de C.V., and Vamos a México, S.A. de C.V., and Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, as collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as pledgee. (English translation of document executed in Spanish)

10.4	Stock Pledge Agreement, dated August 30, 2010, entered into by and among MTC Puerta México, S. de R.L. de C.V and Highstar Harbor Holdings México, S. de R.L. de C.V., as pledgors, Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as pledgee, and Vamos a México, S.A. de C.V. (English translation of document executed in Spanish)

10.5	Partnership Interest Pledge Agreement, dated August 30, 2010, entered into by and among Kansas City Southern de México, S.A. de C.V. and KCSM Holdings, LLC, as pledgors, Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as pledgee and Arrendadora KCSM, S. de R.L. de C.V. (English translation of document executed in Spanish)

10.6	Partnership Interest Pledge Agreement, dated August 30, 2010, entered into by and among Kansas City Southern de México, S. A. de C.V. and Nafta Rail, S.A. de C.V., as pledgors, Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as pledgee and Highstar Harbor Holdings México, S. de R.L. de C.V. (English translation of document executed in Spanish)

10.7	Partnership Interest Pledge Agreement, dated August 30, 2010 entered into by and among Highstar Harbor Holdings México, S. de R.L. de C.V. and Nafta Rail, S.A. de C.V., as pledgors, Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, in its capacity as collateral agent, acting on its own behalf and on behalf and for the benefit of the secured parties defined therein, as pledgee and MTC Puerta México, S. de R.L. de C.V. (English translation of document executed in Spanish)

10.8	Intercompany Subordination Agreement, dated as of August 30, 2010, by and between Kansas City Southern de México, S.A. de C.V., and each of the persons defined therein, in favor of The Bank of Nova Scotia, as administrative agent for each of the secured parties defined therein.

99.1	Press Release dated August 31, 2010.